UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 7, 2007


                             JOHN H. HARLAND COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                     GEORGIA
                 (State or Other Jurisdiction of Incorporation)


             1-6352                                   58-0278260
 (Commission File Number)             (IRS Employer Identification No.)


    2939 Miller Road, Decatur, Georgia                   30035
(Address of Principal Executive Offices)              (Zip Code)


                                 (770) 981-9460
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2007, John H. Harland Company (the "Company") issued a press release containing information about the Company's financial condition and results of operations for the quarterly period ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1.


The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

Exhibit No.       Exhibits

99.1              Press Release issued February 7, 2007


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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                JOHN H. HARLAND COMPANY



Date:  February 7, 2007         By:              /s/ John C. Walters
                                                -----------------------------
                                                John C. Walters
                                                Senior Vice President and
                                                Secretary



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


Exhibit Index

Exhibit Number    Description of the Exhibit


99.1              Press Release issued February 7, 2007



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